Prospectus Supplement	July 1, 2022

Putnam VT Emerging Markets Equity Fund

Putnam VT Growth Opportunities Fund

Prospectuses dated April 30, 2022

Effective July 1, 2022, for each fund listed above, the following language is added to the sub-section Investments in the section Fund summary – Investments, risks, and performance:

The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund.

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Effective July 1, 2022, for each fund listed above, the following language is added to the sub-section Risks in the section Fund summary – Investments, risks, and performance:

As a non-diversified fund, the fund may invest in fewer issuers and is more vulnerable than a more broadly diversified fund to fluctuations in the values of the securities it holds.

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Effective July 1, 2022, for each fund listed above, the following language is added to the section What are the fund’s main investment strategies and related risks?:

The fund is “non-diversified,” which means it may invest a greater percentage of their assets in fewer issuers than a “diversified” fund. A fund that makes large investments in fewer issuers (as the fund currently does) is more vulnerable than a more broadly diversified fund to fluctuations in the values of the securities it holds. For this reason, an investment in the fund may fluctuate in value to a greater degree, and have a greater degree of risk, than a fund that is “diversified.”

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